SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2018
Subsequent Events
SUBSEQUENT EVENTS

On September 18, 2018, the Company advanced $500,000 for the purchase of 500,000 convertible preferred shares of NWN Inc. (“NWN”) at a price of one $1.00 per preferred share (each, a “Preferred Share”). Each Preferred Share is convertible into one share of NWN, subject to appropriate adjustments for any stock splits, consolidations or other recapitalizations. The Company also agreed to purchase an additional 3,500,000 Preferred Shares at a price of $1.00 per share on or before December 31, 2018 under the same terms and received a right of first refusal to participate in any future equity offerings of NWN. NWN is considered to be a related party by virtue of a common officer and director.

On October 1, 2018 and in connection to a consulting agreement, the Company issued warrants for the purchase of 250,000 common shares of the Company exercisable until September 30, 2020 at an exercise price of $1.50 per share. Of these issued warrants, 100,000 vested immediately while the remaining 150,000 warrants shall vest in 6 equal tranches of 25,000 warrants every three months from the date of issuance.

On October 15, 2018 and in connection to a consulting agreement, the Company issued warrants for the purchase of 250,000 common shares of the Company exercisable until October 14, 2020 at an exercise price of $2.00 per share. The warrants shall vest in 4 equal tranches of 62,500 warrants every three months from the date of issuance.